Exhibit 13.1(a)

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of KB Financial Group Inc., a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2021 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 27, 2022	/s/ Jong Kyoo Yoon
Jong Kyoo Yoon
Chairman and
Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to KB Financial Group Inc. and will be retained by KB Financial Group Inc. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

Exhibit 13.1(b)

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of KB Financial Group Inc., a corporation organized under the laws of the Republic of Korea (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2021 (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 27, 2022	/s/ Scott Y. H. Seo
Scott Y. H. Seo
Senior Managing Director and Chief Finance Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to KB Financial Group Inc. and will be retained by KB Financial Group Inc. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.